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                  HARTFORD LEADERS (SERIES II, IIR AND III)
                            SEPARATE ACCOUNT SEVEN
                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             FILE NO. 333-101933

  SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

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            SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in the Highlights Section of your prospectus:

Section I.(e) ("Contract Charges") is revised to reflect that the MAV Plus Death Benefit is not available if the Owner(s) or Annuitant is age 76 or older and only for Series III Contracts.

The following corrects the disclosure in the Section 7 ("State Variations") section of your prospectus:

   - MINNESOTA AND WASHINGTON -- The reference to New York should be removed.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-5330